SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 22, 2007 (February 21, 2007)

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 21, 2007, Inergy, L.P., a Delaware limited partnership (the “Partnership”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with UBS Investment Bank (the “Underwriter”) that provides for the issuance and sale by the Partnership, and the purchase by the Underwriter, of up to 3,450,000 common units (including an option to purchase up to 450,000 additional common units to cover over-allotments) representing limited partner interests in the Partnership (the “Units”) in an underwritten public offering (the “Offering”) at a price of $30.37 per Unit. The Units sold in the Offering were registered under the Securities Act of 1933, as amended, pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-132287). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 21, 2007, the Partnership announced that it had priced its offering of 2,850,000 Common Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On February 22, 2007, the Partnership announced that its offering had been increased to 3,000,000. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

1.1	Underwriting Agreement dated as of February 21, 2007 by and among the Partnership and UBS Investment Bank.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed in exhibits 5.1 and 8.1)

99.1	Inergy, L.P. Press Release, dated February 21, 2007.

99.2	Inergy, L.P. Press Release, dated February 22, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC, Its Managing General Partner

Date: February 22, 2007	/s/ Laura L. Ozenberger
Laura L. Ozenberger Vice President - General Counsel and Secretary

Exhibit Index

Exhibit

1.1	Underwriting Agreement dated as of February 21, 2007 by and among the Partnership and UBS Investment Bank.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed in exhibits 5.1 and 8.1)

99.1	Inergy, L.P. Press Release, dated February 21, 2007.

99.2	Inergy, L.P. Press Release, dated February 22, 2007.